                                                                   EXHIBIT 10.24

                          SECOND AMENDMENT AND CONSENT

       SECOND AMENDMENT AND CONSENT (this "AMENDMENT"), dated as of January 6, 2000, among PACKAGING CORPORATION OF AMERICA, a Delaware corporation (the "BORROWER"), the Lenders from time to time party to the Credit Agreement referred to below, J.P. MORGAN SECURITIES INC. and DEUTSCHE BANK SECURITIES INC. (as successor to BT Alex. Brown Incorporated), as Co-Lead Arrangers (in such capacity, each a "CO-LEAD ARRANGER" and, collectively, the "CO-LEAD ARRANGERS"), BANKERS TRUST COMPANY, as Syndication Agent (in such capacity, the "SYNDICATION AGENT"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :

       WHEREAS, the Borrower, the Lenders, the Co-Lead Arrangers, the Syndication Agent and the Administrative Agent are parties to a Credit Agreement, dated as of April 12, 1999 (as in effect on the date hereof, the "CREDIT AGREEMENT");

       WHEREAS, the Borrower and certain Lenders have entered into a First Amendment and Consent to the Credit Agreement, dated as of August 26, 1999 (the "FIRST AMENDMENT"), permitting, subject to the terms and conditions provided therein, the Borrower to use the proceeds of a Permitted Primary Offering (as defined therein) as set forth therein; and

       WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided to provide for an extension of the date by which a Permitted Primary Offering may be consummated;

       NOW, THEREFORE, it is agreed:

       1.     The definition of "Permitted Primary Offering" appearing in
Section 11.01 of the Credit Agreement is hereby amended by deleting the phrase "December 31, 1999" appearing therein and inserting the phrase "December 31, 2000" in lieu thereof.

       2. In order to induce the Lenders to enter into this Amendment, the Borrower represents and warrants that:

       (a) no Default or Event of Default exists as of the Second Amendment Effective Date (as defined below), both immediately before and immediately after giving effect to this Amendment; and

       (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both immediately before and immediately after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

       3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

       4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

       5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

       6. This Amendment shall become effective on the date (the "SECOND AMENDMENT EFFECTIVE DATE") when each of the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

       7. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

       IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                PACKAGING CORPORATION OF AMERICA


                By:  /s/  Richard B. West
                     --------------------
                     Title:  Chief Financial Officer

                MORGAN GUARANTY TRUST COMPANY OF
                     NEW YORK, INDIVIDUALLY AND AS
                     ADMINISTRATIVE AGENT

                By:  /s/  Colleen B. Galle
                     ---------------------
                     Title:  Vice President

                J.P. MORGAN SECURITIES, INC.,
                     AS CO-LEAD ARRANGER

                By:  /s/  James E. Condon
                     --------------------
                     Title:  Vice President

                DEUTSCHE BANC ALEX BROWN INCORPORATED, AS A CO-LEAD ARRANGER

                By:  /s/  Loretta L. Summers
                     -----------------------
                       Title:  MD

                BANKERS TRUST COMPANY,
                     INDIVIDUALLY AND AS SYNDICATION
                     AGENT

                By:  /s/  Robert R. Telesca
                     ----------------------
                      Title:  Assistant Vice President

                GOLDMAN SACHS CREDIT PARTNERS L.P.,
                     INDIVIDUALLY AND AS DOCUMENTATION AGENT


                By:  /s/  Mark Denatale
                     ------------------
                     Title:  Authorized Signatory

                ABN AMRO BANK N.V.


                By:   /s/  Ronald C. Spurga
                     ----------------------
                     Title:  Vice President


                By:   /s/  Robert W. Casey, Jr.
                     --------------------------
                     Title:  General Vice President

                AERIES FINANCE LTD.


                By:
                     --------------------------------------
                     Name:
                     Title:

                AIM STRATEGIC INCOME FUND

                By:      INVESCO (NY) INC.,
                         AS INVESTMENT ADVISOR


                         By:
                            -------------------------------
                             Name:
                             Title:

                ALLIANCE INVESTMENT OPPORTUNITIES FUND, L.L.C.

                By:      ALLIANCE INVESTMENT OPPORTUNITIES MANAGEMENT,
                         L.L.C.,
                         AS MANAGING MEMBER

                By:      ALLIANCE CAPITAL MANAGEMENT, L.P.,
                         AS MANAGING MEMBER

                By:      ALLIANCE CAPITAL MANAGEMENT CORPORATION,
                         AS GENERAL PARTNER


                By:
                    --------------------------------------------------
                    Name:
                    Title:

                ALLSTATE INSURANCE COMPANY


                By:
                    -----------------------------------
                     Name:
                     Title:


                By:
                    -----------------------------------
                     Name:
                     Title:

                ALLSTATE LIFE INSURANCE COMPANY


                By:
                    -----------------------------------
                     Name:
                     Title:


                By:
                    -----------------------------------
                     Name:
                     Title:

                AMARA-1 FINANCE LTD.


                By:
                    -----------------------------------
                     Name:
                     Title:

                AMARA-2 FINANCE LTD.


                By:
                    -----------------------------------
                     Name:
                     Title:

                ARCHIMEDES FUNDING II, LTD.

                By:      ING CAPITAL ADVISORS LLC,
                         AS COLLATERAL MANAGER


                         By:  /s/  Michael J. Campbell
                            --------------------------
                             Title:  Senior Vice President &
                                       Portfolio Manager

                ARCHIMEDES FUNDING III, LTD.

                By:      ING CAPITAL ADVISORS LLC,
                         AS COLLATERAL MANAGER


                     By:  /s/  Michael J. Campbell
                        ---------------------------
                           Title:  Senior Vice President &
                                     Portfolio Manager

                ARCHIMEDES FUNDING, L.L.C.

                By:      ING CAPITAL ADVISORS LLC,
                         AS COLLATERAL MANAGER


                         By:
                            ---------------------------------------
                             Name:
                             Title:

                ARES LEVERAGED INVESTMENT FUND, L.P.

                By:      ARES MANAGEMENT, L.P.,
                         ITS GENERAL PARTNER


                By:
                   ---------------------------------------
                     Name:
                     Title:

                ARES LEVERAGED INVESTMENT FUND II, L.P.

                By:      ARES MANAGEMENT II, L.P.,
                         ITS GENERAL PARTNER


                By:
                    ---------------------------------------
                     Name:
                     Title:

                ATHENA CDO, LIMITED

                By:      PACIFIC INVESTMENT MANAGEMENT COMPANY,
                         AS ITS INVESTMENT ADVISOR

                By:  PIMCO Management Inc., a general partner


                By:  /s/  Mohan V. Phansalkar
                    --------------------------
                     Title:  Senior Vice President

                BANK OF AMERICA, N.A.


                By:
                    ---------------------------------------
                     Name:
                     Title:

                BANK OF MONTREAL


                By:  /s/  Amy K. Dumser
                   ----------------------
                     Title:

                THE BANK OF NOVA SCOTIA


                By:  /s/  F.C.H. Ashby
                   ----------------------
                     Title:  Senior Manager Loan Operations

                BANK POLSKA KASA OPIEKI, S.A.-PEKAO S.A. GROUP


                By:  /s/  Barry W. Henry
                   ----------------------
                    Title:  Vice President &
                            Senior Lending Officer

                BANK UNITED


                By:  /s/  Phil Green
                   --------------------
                     Title:  Director Commercial Syndications

                BANKBOSTON, N.A.


                By:  /s/  Marie C. Duprey
                   ----------------------
                     Title:  Vice President

                BANK ONE, NA



                     By:  /s/  Eric C. Balk
                         -------------------
                         Title:  AVP

                BANQUE WORMS CAPITAL CORPORATION


                By:
                   --------------------------------------
                     Name:
                     Title:

                BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH


                By:  /s/  Sylvia K. Cheng
                   ----------------------
                   Title:  Director


                By:  /s/  Carlo Lamberti
                   ----------------------
                   Title:  Associate Director

                BEAR STEARNS INVESTMENT PRODUCTS INC.


                By:
                   -----------------------------------------------
                     Name:
                     Title:

                BEDFORD CDO, LIMITED

                By:      PACIFIC INVESTMENT MANAGEMENT COMPANY,
                         AS ITS INVESTMENT ADVISOR

                By:  PIMCO Management Inc., a general partner


                By:  /s/  Mohan V. Phansalkar
                   --------------------------
                     Title:  Senior Vice President

                BLACK DIAMOND INTERNATIONAL


                By:
                   ------------------------------------------
                     Name:
                     Title:

                     Sankaty Advisors, Inc. as Collateral Manager for BRANT POINT CLO 1999-1, LTD., as Term Lender


                     By:  /s/  Diane J. Extor
                         ---------------------
                           Title:  Executive Vice President, Portfolio
                                    Manager

                CANADIAN IMPERIAL BANK OF COMMERCE


                By:  /s/  Koren Volk
                   -------------------
                     Title:  Authorized Signatory

                CAPTIVA FINANCE LTD.


                By:
                   ----------------------------------------
                     Name:
                     Title:

                CAPTIVA II FINANCE LTD.


                By:
                   -----------------------------------------
                     Name:
                     Title:

                CAPTIVA III FINANCE LTD.,

                By:      AS ADVISED BY PACIFIC
                         INVESTMENT MANAGEMENT COMPANY


                By:  /s/  David Dyer
                   ------------------
                     Title: Director

                CAPTIVA IV FINANCE LTD.,

                By:   AS ADVISED BY PACIFIC
                      INVESTMENT MANAGEMENT COMPANY


                By:  /s/  David Dyer
                   ------------------
                     Title: Director

                CARAVELLE INVESTMENT FUND, L.L.C.


                By:
                   ----------------------------------------------
                     Name:
                     Title:

                CHASE MANHATTAN BANK


                By:
                   -----------------------------------------
                     Name:
                     Title:

                CHRISTIANA BANK OG KREDITKASSE ASA


                By:  /s/  Carl Petter Svendsen
                    ---------------------------
                     Title:  Senior Vice President


                By:  /s/  Peter M. Dodge
                   ----------------------
                     Title:  Senior Vice President

                CIBC INC.


                By:
                   -------------------------------------
                     Name:
                     Title:

                COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE


                By: /s/  Sean Mounier
                   -------------------
                    Title:  First Vice President


                By: /s/  Marcus Edward
                   --------------------
                    Title:  Vice President

                THE CIT GROUP/EQUIPMENT FINANCING, INC.


                By:
                   -------------------------------------
                     Name:
                     Title:

                CO BANK, ACB


                By:  /s/  Brian J. Klatt
                   ----------------------
                     Title:  Vice President

                CREDIT LYONNAIS NEW YORK BRANCH


                By:
                   ----------------------------------------
                     Name:
                     Title:

                CRESCENT/MACH I PARTNERS, L.P.

                By:      TCW ASSET MANAGEMENT COMPANY,
                         ITS INVESTMENT MANAGER


                         By:
                             ---------------------------------
                             Name:
                             Title:

                CYPRESSTREE INSTITUTIONAL FUND, LLC

                By:      CYPRESSTREE INVESTMENT
                         MANAGEMENT COMPANY, INC. ITS
                         MANAGING MEMBER


                By:  /s/  Jonathan D. Sharkey
                   ---------------------------
                     Title:  Principal

                CYPRESSTREE INVESTMENT FUND, LLC

                By:      CYPRESSTREE INVESTMENT
                         MANAGEMENT COMPANY, INC. ITS
                         MANAGING MEMBER


                By:  /s/  Jonathan D. Sharkey
                   -----------------------------
                     Title:  Principal

                CYPRESSTREE SENIOR FLOATING RATE FUND

                By:      CYPRESSTREE INVESTMENT
                         MANAGEMENT COMPANY, INC., AS
                         PORTFOLIO MANAGER


                By:  /s/  Jonathan D. Sharkey
                   ---------------------------
                     Title:  Principal

                                       DEBT STRATEGIES FUND III, INC.



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       DELANO COMPANY

                                       By:  PACIFIC INVESTMENT MANAGEMENT
                                            COMPANY,
                                            AS ITS INVESTMENT ADVISOR

                                       By:  PIMCO Management Inc., a general
                                            partner



                                       By:  /s/  Mohan V. Phansalkar
                                           -----------------------------------
                                           Title:  Senior Vice President

                                       DLJ CAPITAL FUNDING INC.



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       DRESDNER BANK AG NEW YORK AND GRAND
                                         CAYMAN BRANCHES



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       EA CAYMAN UNIT TRUST-EA/MACKAY HIGH
                                         YIELD CAYMAN UNIT TRUST

                                       By:  MACKAY-SHIELDS FINANCIAL
                                            CORPORATION ITS INVESTMENT ADVISOR



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       EATON VANCE INSTITUTIONAL SENIOR LOAN
                                         FUND



                                       BY:  EATON VANCE MANAGEMENT AS
                                            INVESTMENT ADVISOR



                                       By:  /s/  Scott H. Page
                                           -----------------------------------
                                           Title:  Vice President

                                       EATON VANCE SENIOR INCOME TRUST

                                       By:  EATON VANCE MANAGEMENT AS
                                            INVESTMENT ADVISOR



                                       By:  /s/  Scott H. Page
                                           -----------------------------------
                                           Title:  Vice President

                                       ELC (CAYMAN) LTD. CDO SERIES 1999-1



                                       By:  /s/  Thomas M. Finke
                                           -----------------------------------
                                           Title:  Managing Director

                                       ELT LIMITED



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       ERSTE BANK DER OESTERREICHISCHEN
                                         SPARKASSEN AG



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       FEDERAL STREET PARTNERS



                                       By:  /s/  David K. McKown
                                           -----------------------------------
                                           Title:  Vice President

                                       FIRST DOMINION FUNDING I



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       FIRST DOMINION FUNDING II



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       THE FIRST NATIONAL BANK OF CHICAGO



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       FIRST UNION NATIONAL BANK



                                       By:  /s/  Andrew Payne
                                           -----------------------------------
                                           Title:  Vice President

                                       FIRSTRUST BANK



                                       By:  /s/  Kent D. Nelson
                                           -----------------------------------
                                           Title:  Vice President and Manager

                                       FLEET NATIONAL BANK



                                       By:  /s/  Michael J. Sullivan
                                           -----------------------------------
                                           Title:  Vice President

                                       FLOATING RATE PORTFOLIO


                                       By:  INVESCO SENIOR SECURED MANAGEMENT,
                                            INC., AS ATTORNEY IN FACT



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       FRANKLIN FLOATING RATE TRUST



                                       By:  /s/  Chauncey Lufkin
                                           -----------------------------------
                                           Title:  Vice President

                                       FREMONT INVESTMENT & LOAN



                                       By:  /s/  Maria Chachere
                                           -----------------------------------
                                           Title:  Vice President

                                       THE FUJI BANK, LIMITED



                                       By:  /s/  Peter L. Chinnici
                                           -----------------------------------
                                           Title:  Senior Vice President &
                                                   Group Head

                                       GALAXY CLO 1999-1, LTD.



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       GENERAL ELECTRIC CAPITAL CORPORATION



                                       By:  /s/  Thomas E. Johnstone
                                           -----------------------------------
                                           Title:  Duly Authorized Signatory

                                       Sankaty Advisors, Inc. as Collateral
                                       Manager for
                                       GREAT POINT CLO 1999-1 LTD., as Term
                                       Lender



                                       By:  /s/  Diane J. Extor
                                           -----------------------------------
                                           Title:  Executive Vice President,
                                                   Portfolio Manager

                                       HELLER FINANCIAL, INC.



                                       By:  /s/  Sheila C. Weimer
                                           -----------------------------------
                                           Title:  Vice President

                                       THE ING CAPITAL SENIOR SECURED INCOME
                                         FUND, L.P.



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                       By:  /s/  Walter R. Wolff
                                           -----------------------------------
                                           Title:  Joint General Manager

                                       IMPERIAL BANK, A CALIFORNIA BANKING
                                         CORPORATION



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       INDOSEUZ CAPITAL FUNDING IIA, LIMITED

                                       By:  INDOSUEZ CAPITAL LUXEMBOURG, AS
                                            PORTFOLIO ADVISOR



                                       By:  /s/  Melissa Marano
                                           -----------------------------------
                                           Title:  Vice President

                                       INDOSEUZ CAPITAL FUNDING IV, L.P.

                                       By:  INDOSUEZ CAPITAL LUXEMBOURG, AS
                                            PORTFOLIO ADVISOR



                                       By:  /s/  Melissa Marano
                                           -----------------------------------
                                           Title:  Vice President

                                       J.H. WHITNEY MARKET VALUE FUND, L.P.



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       JACKSON NATIONAL LIFE INSURANCE COMPANY

                                       By:  PPM AMERICA, INC., AS ATTORNEY IN
                                            FACT, ON BEHALF OF JACKSON NATIONAL
                                            LIFE INSURANCE COMPANY



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       KEMPER FLOATING RATE FUND



                                       By:  /s/  Mark E. Wittnebel
                                           -----------------------------------
                                           Title:  Senior Vice President

                                       KZH APPALOOSA LLC



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       KZH CNC LLC



                                       By:  /s/  Peter Chin
                                           -----------------------------------
                                           Title:  Authorized Agent

                                       KZH CRESCENT-2 LLC



                                       By:  /s/  Peter Chin
                                           -----------------------------------
                                           Title:  Authorized Agent

                                       KZH CYPRESSTREE-1 LLC



                                       By:  /s/  Peter Chin
                                           -----------------------------------
                                           Title:  Authorized Agent

                                       KZH HIGHLAND-2 LLC



                                       By:  /s/  Peter Chin
                                           -----------------------------------
                                           Title:  Authorized Agent

                                       KZH ING-1 LLC



                                       By:  /s/  Peter Chin
                                           -----------------------------------
                                           Title:  Authorized Agent

                                       KZH ING-3 LLC



                                       By:  /s/  Peter Chin
                                           -----------------------------------
                                           Title:  Authorized Agent

                                       KZH IV LLC



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       KZH PONDVIEW LLC



                                       By:  /s/  Peter Chin
                                           -----------------------------------
                                           Title:  Authorized Agent

                                       KZH SHOSHONE LLC



                                       By:  /s/  Peter Chin
                                           -----------------------------------
                                           Title:  Authorized Agent

                                       KZH STERLING LLC



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       KZH SOLEIL LLC



                                       By:  /s/  Peter Chin
                                           -----------------------------------
                                           Title:  Authorized Agent

                                       KZH SOLEIL-2 LLC



                                       By:  /s/  Peter Chin
                                           -----------------------------------
                                           Title:  Authorized Agent

                                       LEHMAN COMMERCIAL PAPER



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       LLOYDS TSB BANK PLC



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       THE 1199 HEALTH CARE EMPLOYEES
                                         PENSION FUND

                                       By:  MACKAY-SHIELDS FINANCIAL CORPORATION
                                              ITS INVESTMENT ADVISOR



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       BANKBOSTON, N.A. AS TRUST ADMINISTRATOR
                                         FOR LONGLANE MASTER TRUST IV



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       MAGNETITE ASSET INVESTORS LLC



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                      MAINSTAY VP SERIES FUND, INC., ON BEHALF
                                      OF ITS HIGH YIELD CORPORATE BOND PORTFOLIO


                                      BY:  MACKAY-SHIELDS FINANCIAL CORPORATION
                                           ITS INVESTMENT ADVISOR



                                      By:
                                          -------------------------------------
                                      Name:
                                      Title:

                                       MEDICAL LIABILITY MUTUAL
                                         INSURANCE COMPANY



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       MERRILL LYNCH PRIME RATE PORTFOLIO



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       MERRILL LYNCH SENIOR FLOATING RATE
                                         FUND II, INC.



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       MERRILL LYNCH SENIOR FLOATING
                                         RATE FUND, INC.



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       MICHIGAN NATIONAL BANK



                                       By:  /s/  Lisa Davidson McKinnon
                                           -----------------------------------
                                           Title:  Vice President

                                       THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION



                                       By:  /s/  Beatrice E. Kossodo
                                           -----------------------------------
                                           Title:  Senior Vice President

                                       ML CLO XX PILGRIM AMERICA (CAYMAN)
                                         LTD.

                                       By:  PILGRIM INVESTMENTS, INC. AS ITS
                                            INVESTMENT MANAGER



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       MONUMENTAL LIFE INSURANCE COMPANY



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                           MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


                           By:
                              ------------------------------------------
                              Name:
                              Title:

                           MORGAN TRADING



                           By:
                              ------------------------------------------
                              Name:
                              Title:

                           MORGAN PORTFOLIO



                           By:
                              ------------------------------------------
                              Name:
                              Title:

                           MOUNTAIN CAPITAL CLO I, LTD.


                           By:
                              ------------------------------------------
                              Name:
                              Title:

                           NATEXIS BANQUE BFCE


                           By:  /s/  Jordan Sadler
                              ------------------------------------------
                              Title:  Associate


                           By:  /s/  Frank H. Madden, Jr.
                              ------------------------------------------
                              Title:  Vice President & Group Manager

                           NOMURA BOND & LOAN FUND


                           BY:   NOMURA CORPORATE RESEARCH &
                                 ASSET MANAGEMENT INC.
                                 AS INVESTMENT ADVISOR


                           By:
                              ------------------------------------------
                              Name:
                              Title:

                           NORSE CBO, LTD.

                           By:   PETERSON CAPITAL MANAGEMENT,
                                 LLC AS ITS INVESTMENT ADVISOR

                           By:   PETERSON CAPITAL ADVISORS, LLC
                                 ITS MANAGER AND PURSUANT TO
                                 DELEGATED AUTHORITY


                           By:  /s/  Timothy S. Peterson
                              ------------------------------------------
                              Title:  President

                           NORTH AMERICAN SENIOR FLOATING RATE FUND

                           By:   CYPRESSTREE INVESTMENT
                                 MANAGEMENT COMPANY, INC., AS
                                 PORTFOLIO MANAGER


                           By:   /s/  Jonathan D. Sharkey
                              ------------------------------------------
                              Title:  Principal

                           NORTHWOODS CAPITAL, LIMITED

                           By:   ANGELO, GORDON & CO., L.P., AS
                                 COLLATERAL MANAGER


                           By:
                              ------------------------------------------
                              Name:
                              Title:

                           OAK HILL SECURITIES FUND, L.P.

                           By:   OAK HILL SECURITIES GENPAR, L.P.,
                                 ITS GENERAL PARTNER


                           By:   OAK HILL SECURITIES MGP, INC.,
                                 ITS GENERAL PARTNER


                           By:  /s/  Scott D. Krase
                              ------------------------------------------
                              Title:  Vice President

                           OAK MOUNTAIN LIMITED

                           By:   ALLIANCE CAPITAL MANAGEMENT
                                 L.P., AS INVESTMENT MANAGER

                           By:   ALLIANCE CAPITAL MANAGEMENT
                                 CORPORATION, AS GENERAL
                                 PARTNER


                           By:
                              ------------------------------------------
                              Name:
                              Title:

                           OCTAGON INVESTMENT PARTNERS III, LTD.

                           By:   OCTAGON CREDIT INVESTORS, LLC,
                                 AS PORTFOLIO MANAGER


                           By:  /s/  Michael B. Nechamkin
                              ------------------------------------------
                              Title:  Portfolio Manager

                           OLYMPIC FUNDING TRUST, SERIES 1999-1


                           By:  /s/  Kelly C. Walker
                              ------------------------------------------
                              Title:  Authorized Agent

                           ORIX USA CORPORATION


                           By:
                              ------------------------------------------
                              Name:
                              Title:

                           OSPREY INVESTMENTS PORTFOLIO

                           By:   CITIBANK, N.A., AS MANAGER


                           By:
                              ------------------------------------------
                              Name:
                              Title:

                           OXFORD STRATEGIC INCOME FUND

                           By:   EATON VANCE MANAGEMENT, AS INVESTMENT ADVISOR


                           By:  /s/  Scott H. Page
                              ------------------------------------------
                              Title:  Vice President

                           PACIFIC LIFE INSURANCE COMPANY


                           By:
                              ------------------------------------------
                              Name:
                              Title:


                           By:
                              ------------------------------------------
                              Name:
                              Title:

                           PACIFIC REDWOOD CBO


                           By:
                              ------------------------------------------
                              Name:
                              Title:

                           PARIBAS CAPITAL FUNDING LLC


                           By:
                              ------------------------------------------
                              Name:
                              Title:

                           PARIBAS CORPORATION


                           By:
                              ------------------------------------------
                              Name:
                              Title:

                PERSEUS CDO I, LIMITED


                BY:  Massachusetts Mutual Life Insurance Company,
                        as Collateral Manager


                By:  /s/  Steven J. Katz
                     -------------------
                     Title:  Second V.P. & Associate General Counsel

                PILGRIM PRIME RATE TRUST

                By:      PILGRIM INVESTMENTS, INC.,
                         AS ITS INVESTMENT MANAGER


                By:
                   -------------------------------
                   Name:
                   Title:

                PUTNAM DIVERSIFIED INCOME TRUST


                By:
                   -------------------------------
                   Name:
                   Title:

                PUTNAM DIVERSIFIED INCOME TRUST II


                By:
                   -------------------------------
                     Name:
                     Title:

                PUTNAM FUNDS TRUST-PUTNAM HIGH YIELD TRUST II


                By:
                   -------------------------------
                     Name:
                     Title:

                PUTNAM HIGH YIELD TOTAL RETURN FUND


                By:
                   -------------------------------
                     Name:
                     Title:

                PUTNAM MASTER INCOME TRUST


                By:
                   -------------------------------
                     Name:
                     Title:

                PUTNAM MASTER INTERMEDIATE INCOME TRUST


                By:
                   -------------------------------
                     Name:
                     Title:

                PUTNAM PREMIER INCOME TRUST


                By:
                   -------------------------------
                     Name:
                     Title:

                PUTNAM VARIABLE TRUST-PVT DIVERSIFIED INCOME FUND


                By:
                   -------------------------------
                     Name:
                     Title:

                PUTNAM VARIABLE TRUST-PVT HIGH YIELD FUND


                By:
                   -------------------------------
                     Name:
                     Title:

                ROYAL BANK OF CANADA


                By:
                   -------------------------------
                     Name:
                     Title:

                ROYALTON COMPANY

                By:      PACIFIC INVESTMENT MANAGEMENT COMPANY,
                         AS ITS INVESTMENT ADVISOR

                By:  PIMCO Management Inc., a general partner


                By:  /s/  Mohan V. Phansalkar
                   -------------------------------
                     Title:  Senior Vice President

                SANKATY HIGH YIELD PARTNERS II, L.P.


                By:  /s/  Diane J. Exter
                    -------------------------------
                     Title:  Executive Vice President, Portfolio Manager

                SAAR HOLDINGS CDO, LIMITED


                     BY: Massachusetts Mutual Life Insurance Company, as Investment Manager


                     By:  /s/  Steven J. Katz
                          -------------------------------
                           Title:  Second V.P. & Associate General
                                     Counsel

                SAWGRASS TRADING LLC



                     By:  /s/  Kelly C. Walker
                         -------------------------------
                         Title:  Vice President

                SENIOR DEBT PORTFOLIO

                By:      BOSTON MANAGEMENT AND RESEARCH, AS INVESTMENT
                         ADVISOR


                By:  /s/  Scott H. Page
                     -------------------------------
                     Title:  Vice President

                SEQUILS-PILGRIM I, LTD.

                By:      PILGRIM INVESTMENTS, INC. AS ITS INVESTMENT MANAGER


                By:  /s/  Michel Prince
                     -------------------------------
                     Title:  Vice President

                           SEQUILS I, LTD

                           By:   TCW ADVISORS, INC. AS ITS
                                 COLLATERAL MANAGER


                           By:
                              ------------------------------------------
                              Name:
                              Title:

                           By:
                              ------------------------------------------
                              Name:
                              Title:

                           SEQUILS-ING I (HBDGM), LTD.


                           BY:   ING CAPITAL ADVISORS LLC,
                                 COLLATERAL MANAGER AND
                                 AUTHORIZED SIGNATORY


                           By:  /s/  Michael J. Campbell
                              ------------------------------------------
                              Title:  Senior Vice President &
                                      Portfolio Manager

                           SOUTHERN PACIFIC BANK


                           By:  /s/  Mun Young Kim
                              ------------------------------------------
                              Title:  Vice President

                           SRF TRADING, INC.


                           By:
                              ------------------------------------------
                              Name:
                              Title:

                           SRV-HIGHLAND, INC.


                           By:  /s/  Kelly C. Walker
                              ------------------------------------------
                              Title:  Vice President

                           STEIN ROE & FARNHAM CLO I LTD.,

                           BY STEIN ROE & FARNHAM INCORPORATED,
                           AS PORTFOLIO MANAGER

                           By:
                              --------------------------------
                                Name:
                                Title:

                           STOCKSPLUS LP SUBFUND B (ACCT 400)

                           By: PACIFIC INVESTMENT MANAGEMENT COMPANY, AS ITS INVESTMENT ADVISOR, ACTING THROUGH INVESTORS FIDUCIARY TRUST COMPANY IN THE NOMINEE NAME OF IFTCO

                           By:  PIMCO Management Inc., a general partner


                           By:  /s/  Mohan V. Phansalkar
                                -----------------------------
                                Title:  Senior Vice President

                           THE SUMITOMO BANK, LTD


                           By:
                                -----------------------------
                                Name:
                                Title:

                           SUTTER CBO 1998-1 LTD.

                           By:      WELLS FARGO BANK, N.A., ITS
                                    ATTORNEY-IN-FACT


                           By:
                                -----------------------------
                                Name:
                                Title:

                           TEACHERS' RETIREMENT SYSTEM OF
                             LOUISIANA

                           By:      MACKAY-SHIELDS FINANCIAL
                                    CORPORATION ITS INVESTMENT
                                    ADVISOR


                           By:
                                -----------------------------
                                Name:
                                Title:

                           TORONTO DOMINION (NEW YORK), INC.


                           By:  /s/  Jorge A. Garcia
                                -----------------------------
                                Title:  Vice President

                           TRANSAMERICA BUSINESS CREDIT
                             CORPORATION


                           By:  /s/  Perry Vavoules
                                -----------------------------
                                Title:  Senior Vice President

                           TRAVELERS CORPORATE LOAN FUND, INC.

                           By:      TRAVELERS ASSET MANAGEMENT
                                    INTERNATIONAL CORPORATION


                           By:
                                -----------------------------
                                Name:
                                Title:

                           THE TRAVELERS INSURANCE COMPANY


                           By:
                                -----------------------------
                                Name:
                                Title:

                           TRITON CBO III, LIMITED

                           By:      INVESCO SENIOR SECURED
                                    MANAGEMENT, INC., AS
                                    INVESTMENT ADVISOR


                           By:
                                -----------------------------
                                Name:
                                Title:

                           UNION BANK OF CALIFORNIA, N.A.


                           By:   /s/ Buddy Montgomery
                                -----------------------------
                                Title: Vice President

                           VAN KAMPEN PRIME RATE INCOME TRUST


                           By:  Van Kampen Investment Advisory Corp.


                           By:  /s/  Darvin D. Pierce
                                -----------------------------
                                Title:  Vice President

                           WACHOVIA BANK, N.A.


                           By:  /s/  Debra L. Coheley
                                -----------------------------
                                Title:  Senior Vice President